                                        [LOGO]

                          SKYLINE SPECIAL EQUITIES PORTFOLIO
                          INVESTING IN SMALL-SIZED COMPANIES

STRATEGY

- Value orientation - low price/earnings ratio- 20% plus discount to the market
-   Attention to growth - forecasted EPS growth in the 10% to 20% range
-   Focus on "neglected" companies - limited Wall Street research coverage
-   Market cap range of $100 million to $700 million


    SEPTEMBER 30, 1996

LETTER FROM WILLIAM M. DUTTON, PORTFOLIO MANAGER:
--------------------------------------------------------------------------------

    We are pleased to report that Skyline Special Equities Portfolio showed strong relative performance in the September quarter. For the three month period, the Portfolio was up 3.5%, as the net asset value closed at $20.04 per share. This performance was better than the overall small cap market, which was essentially flat, as measured by the Russell 2000 Index. For the first nine months of 1996, the Portfolio was up 19.4%, far ahead of the Russell 2000, which showed a 10.7% gain.

    Although the stock market was practically unchanged for the quarter, there was great volatility during the period. The market suffered a big decline in July due to a weak bond market and a decline in the technology sector caused by extended valuation levels and poor earnings reports from Motorola and Hewlett-Packard. The market then rebounded in August and September, as bond market performance improved and overall corporate earnings results appeared to be generally positive.

    Skyline Special Equities performed well due to good stock selection. Top performing stocks were not concentrated in a few sectors but were spread out among industry groups. The Portfolio also benefited from a takeover of CasTech Aluminum Group at a significant premium to its trading price.

    The Portfolio is positioned similarly to its recent past. Although well diversified, the Portfolio has large weightings in financial and economically sensitive stocks and small weightings in health care and technology. The Portfolio has done well in 1996 partly because the economy has been strong. We believe continued strength in the economy should positively impact the Portfolio.

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------
                               SPECIAL
                               EQUITIES      RUSSELL 2000     S&P 500

P/E RATIO (MEDIAN)                15.1           22.4           18.6
PRICE/BOOK                        2.11           2.40           3.19
PRICE/SALES                       0.75           1.21           1.33

EPS GROWTH CURRENT FISCAL         19.3%          20.4%          12.5%
    YEAR AVERAGE

MARKET CAP $ WGHTD. MED.      $400 million   $540 million   $22 billion
PORTFOLIO VALUE               $171 million   $657 billion  $5,220 billion
NUMBER OF HOLDINGS                70             1,970          500

TICKER SYMBOL:        SKSEX
CUSIP #:            830833208
INITIAL INVESTMENT:    $1,000


1-800-458-5222

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------




                   Qtr 3                                                Since
                   1996       YTD      1 yr.     3 yrs.    5 yrs.    Inception(2)
Special Equities   3.46      19.36     19.98     12.97     20.29        16.42
Russell 2000       0.34      10.73     13.13     12.74     15.76        10.37
S&P 500            3.08      13.64     20.39     17.44     15.24        13.08


                                                 Calendar Years
                   1995      1994      1993      1992      1991      1990      1989      1988      1987 (2)
Special Equities   13.8      -1.2      22.9      42.4      47.4       -9.3     24.0      29.7      -16.9
Russell 2000       28.4      -1.8      18.9      18.4      46.1      -19.5     16.2      24.9      -24.3
S&P 500            37.5       1.3      10.0       7.7      30.6       -3.2     31.4      16.5      -12.0



PORTFOLIO WEIGHTINGS
----------------------
Autos & Transportation
8.7%

Cash
6.9%

Utilities 1.4%

Technology
7.0%

Producer Durables
8.8%

Materials & Processing
17.9%

Health Care
5.1%

Financial Services
22.2%

Energy 6.4%

Consumer Staples
1.3%

Consumer Discretionary
14.3%

                            SPECIAL    RUSSELL
SECTOR PERFORMANCE          EQUITIES    2000
----------------------------------------------
Autos & Transportation        11.3%     -5.2%
Energy                         9.0       7.6
Producer Durables              7.9      -1.9
Financial Services             5.0       6.7
Utilities                      3.3      -1.6
Consumer Discretionary         1.8      -2.8
Materials & Processing         1.5      -0.7
Health Care                    1.4      -5.1
Other                          0.0       1.4
Technology                    -0.4       0.0
Consumer Staples              -3.0       2.8

STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------
INTERPOOL, INC. (IPX)

Interpool is a leading lessor of intermodal shipping containers and chassis. Interpool is growing its business quite fast because it provides containers at a very low cost to its customers through its low cost manufacturing and favorable long term leases. The company is also benefiting from the growth in world trade which is expanding the market for intermodal containers. Despite a strong growth outlook, Interpool's stock is trading at a discount valuation to the market, making it a very attractive investment.

CITATION CORPORATION (CAST)

Citation is one of the largest independent manufacturers of metal castings. Operating 14 foundries in the United States, the company is benefiting from two major industry trends. To reduce costs, manufacturers capable of producing their own castings are more frequently outsourcing their work to independent firms like Citation, and customers are increasingly using fewer suppliers, which benefits large suppliers like Citation. In addition to this growth, Citation is growing through acquisitions. The stock is extremely cheap, providing relatively low risk and large upside potential.


TOP TEN HOLDINGS

                                                       % OF NET ASSETS
--------------------------------------------------------------------------------
FURON COMPANY
    Manufacturer of Polymer-Based Industrial Products      2.8%
DELPHI FINANCIAL GROUP, INC.
    Accident & Health Insurance Firm                       2.2%
HARMAN INTERNATIONAL INDUSTRIES, INC.
    Producer of Audio Equipment                            2.0%
INTERPOOL, INC.
    Container Leasing Company                              1.9%
HERMAN MILLER, INC.
    Office Furniture Manufacturer                          1.9%
PENNCORP FINANCIAL GROUP, INC.
    Life & Health Insurance Firm                           1.9%
ALLIED GROUP, INC.
    Personal Lines Insurance Company                       1.9%
FURNITURE BRANDS INTERNATIONAL, INC.
    Furniture Manufacturer                                 1.9%
LIBBEY INC.
    Glass Tableware Manufacturer                           1.8%
BERG ELECTRONICS CORP.
    Producer of Electronic Components                      1.8%

TOP TEN HOLDINGS                                          20.1%


(1) The performance for the one, three, and five years ended September 30, 1996, and for the period April 23, 1987 (inception) through September 30, 1996, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

(2) Return is calculated from the Portfolio's inception on April 23, 1987.

(3) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor, Inc.
--------------------------------------------------------------------------------

                                       [LOGO]

                                311 South Wacker Dr.
                                     Suite 4500
                               Chicago, Illinois 60606

                                 fax 312.913.1980
                                telephone 312.913.0900
                                     800.458.5222

                                        [LOGO]

                             SKYLINE SPECIAL EQUITIES II
                      INVESTING IN SMALL- TO MID-SIZED COMPANIES

STRATEGY
- Value orientation - low price/earnings ratio - 20% plus discount to the market
-   Attention to growth - forecasted EPS growth in the 10% to 20% range
-   Focus on "neglected" companies - limited Wall Street research coverage
-   Market cap range of $400 million to $2 billion

SEPTEMBER 30, 1996

LETTER FROM KENNETH S. KAILIN, PORTFOLIO MANAGER:
--------------------------------------------------------------------------------
                                                                 October 1, 1996
    As the accompanying table indicates, the Portfolio has performed reasonably well relative to our small- to mid-sized benchmarks in 1996. The Portfolio was up 2.1% in the third quarter, with a closing net asset value of $12.97 per share. I attribute this to a combination of factors. First, the U.S. economy has been growing nicely, with low inflation. This favorable environment has caused many economically and interest sensitive companies to report healthy results. Because the Portfolio holds a fairly high concentration of stocks in these market sectors, the performance has been boosted. Second, technology and health care stocks have been below average performers for most of 1996. Since our analysis found many of these stocks to be expensive, the Portfolio's weightings in these segments have been relatively low. Finally, our individual stock selection has generally been quite successful this year.

    While our year-to-date relative performance has been good, smaller stocks in general have continued to underperform larger stocks. This has been the case for about three years. We believe the combination of good earnings growth, coupled with relative underperformance, has made smaller stocks quite cheap compared to larger stocks. As such, we remain quite positive on the near term outlook for smaller stocks.

    The stock market correction in July has created an unusually large number of potentially attractive investment situations that fit our investment style very well. This should allow us to upgrade the Portfolio selectively over the next few months. Presently, I feel the Portfolio is well positioned going into the last quarter of 1996. We fully believe our approach is sound for long-term investors wishing to focus on undervalued smaller companies with solid growth prospects.

PORTFOLIO CHARACTERISTICS(1)

                               SPECIAL
                              EQUITIES II    RUSSELL 2500  RUSSELL 2000

P/E RATIO (MEDIAN)                15.3           21.4           22.4
PRICE/BOOK                        2.47           2.47           2.40
PRICE/SALES                       0.91           1.19           1.21

EPS GROWTH CURRENT FISCAL         19.3%          17.9%          20.4%
    YEAR AVERAGE

MARKET CAP $ WGHTD. MED.     $760 million      $1 billion    $540 million
PORTFOLIO VALUE               $96 million   $1,339 billion   $657 billion
NUMBER OF HOLDINGS                 46            2,461          1,970

TICKER SYMBOL            SPEQX
CUSIP #                830833406
INITIAL INVESTMENT      $1,000


1-800-458-5222

PERFORMANCE (%)(1)

                                                                               Calendar Years
                        Qtr 3                                   Since     ---------------------------
                        1996       YTD      1 yr.     3 yrs. Inception(2) 1995      1994      1993(2)
SPECIAL EQUITIES II     2.05      14.88     16.54     13.11     11.91     21.0      -1.5      10.1
RUSSELL 2500            2.26      12.75     15.83     14.34     14.66     31.7      -1.1      12.1
RUSSELL 2000            0.34      10.73     13.13     12.74     13.55     28.4      -1.8      13.8













PORTFOLIO WEIGHTINGS
-------------------------

Autos & Transportation
6.0%

Cash
4.4%

Other
4.7%

Utilities
2.5%

Technology
9.5%

Producer Durables
13.7%

Materials & Processing
8.2%

Health Care
8.7%

Consumer Discretionary
14.4%

Consumer Staples
1.3%

Energy 2.9%

Financial Services
23.7%

SECTOR PERFORMANCE
----------------------------------------------------
                          Special          Russell
                        Equities II          2500
Energy                      25.2%            7.3%
Other                       13.6             3.9
Health Care                 11.6            -2.3
Financial Services           6.6             8.2
Utilities                    3.5            -0.4
Materials & Processing       0.2             1.4
Producer Durables            0.1             1.7
Autos & Transportation       0.0            -5.2
Consumer Discretionary      -1.1             0.2
Consumer Staples            -7.6             4.4
Technology                 -12.9             1.8

STOCK HIGHLIGHTS(3)

KANSAS CITY SOUTHERN INDUSTRIES, INC. (KSU)

KSU is known as a southwestern railroad operator. Most investors, however, are unaware that the majority of the firm's profits are actually generated by its mutual fund operations. KSU owns the majority interest in Janus Funds and Berger Funds along with a minority stake in DST, Inc., which provides mutual fund administrative services. All operating units are expected to show strong results, and the intrinsic value of the company is clearly worth considerably more than the present stock price.

BERG ELECTRONICS CORP. (BEI)

BEI is one of the world's largest suppliers of electronic connectors to major telecommunication and computer manufacturers. Berg should benefit from serving these fast growing industries as well as see big cost savings from moving plants to lower cost areas. In addition, strong free cash flow should allow
Berg to pay down debt or make acquisitions.   Despite the bright prospects, BEI
sells at a large discount to its peers.

TOP TEN HOLDINGS                                           % OF NET ASSETS
--------------------------------------------------------------------------------
SIERRA HEALTH SERVICES, INC.
    Operator of Health Maintenance Organizations                3.4%
BERG ELECTRONICS CORP.
    Producer of Electronic Components                           3.4%
HERMAN MILLER, INC.
    Office Furniture Manufacturer                               3.3%
FISHER SCIENTIFIC INTERNATIONAL INC.
    Laboratory Equipment Supplier                               3.3%
HARMAN INTERNATIONAL INDUSTRIES, INC.
    Producer of Audio Equipment                                 3.1%
FURNITURE BRANDS INTERNATIONAL, INC.
    Furniture Manufacturer                                      3.0%
TITAN WHEEL INTERNATIONAL, INC.
    Maker of Off-Road Wheels & Tires                            2.8%
BELDEN INC.
    Wire & Cable Producer                                       2.7%
DAL-TILE INTERNATIONAL INC.
    Ceramic Tile Manufacturer                                   2.7%
WORLD COLOR PRESS, INC.
    Commercial Printer                                          2.6%

TOP TEN HOLDINGS                                               30.3%

(1) The performance for the one and three years ended September 30, 1996, and for the period February 9, 1993 (inception) through September 30, 1996, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2500 Index is an unmanaged, market value weighted index comprised of small- to mid-sized companies. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

(2) Return is calculated from the Portfolio's inception on February 9, 1993.

(3) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small- and mid-sized companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor, Inc.

                                        [LOGO]

                                     SKYLINE FUND

                                311 South Wacker Dr.
                                      Suite 4500
                               Chicago, Illinois 60606

                                   fax 312.913.1980
                                telephone 312.913.0900
                                     800.458.5222